Exhibit 32.1

     Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of WealthCraft Systems Inc. ("WealthCraft") on Form 10-Q for the quarter ended September 30, 2008, as filed with the Securities and Exchange Commission (the "Report"), I, Kelly Jay Michael Tallas, Chief Executive Officer of WealthCraft, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                                /s/ Kelly Jay Michael Tallas
                                                --------------------------------
                                                Name: Kelly Jay Michael Tallas
                                                Title: Chief Executive Officer

                                                Date: November 13, 2008